Exhibit 24.1

                                 TBC CORPORATION

                            LIMITED POWER OF ATTORNEY

             WHEREAS, TBC Corporation, a Delaware corporation (the "Company"), intends to file with the Securities and Exchange Commission a Registration Statement on Form S-8 under the Securities Act of 1933, as amended, covering 2,000,000 shares of its Common Stock, par value $.10 per share, that may be issued under the Company's 2000 Stock Option Plan (the "Registration Statement").

             NOW THEREFORE, each of the undersigned, in his capacity as a director of the Company, hereby appoints Lawrence C. Day and Ronald E. McCollough and each of them to be his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, to execute in his name, place and stead, the Registration Statement and any post-effective amendments thereto, and any and all other instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Said attorney shall have full power and authority to do and perform, in the name and on behalf of each of the undersigned, every act whatsoever necessary or desirable to be done, as fully to all intents and purposes as each of the undersigned might or could do in person. Each of the undersigned hereby ratifies and approves the acts of said attorney.

             IN WITNESS WHEREOF, the undersigned have executed this instrument as of the 25th day of October, 2000.

/s/ MARVIN E. BRUCE                               /s/ ROBERT H. DUNLAP
----------------------------------               ------------------------------
        Marvin E. Bruce                                  Robert H. Dunlap


/s/ CHARLES A. LEDSINGER, JR.                     /s/ WILLIAM J. McCARTHY
-----------------------------------               -----------------------------
        Charles A. Ledsinger, Jr.                        William J. McCarthy


/s/ RICHARD A. McSTAY                             /s/ DONALD RATAJCZAK
-----------------------------------               -----------------------------
        Richard A. McStay                                Donald Ratajczak


/s/ ROBERT R. SCHOEBERL                           /s/ RAYMOND E. SCHULTZ
-----------------------------------               -----------------------------
        Robert R. Schoeberl                              Raymond E. Schultz




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